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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  December 21, 2001
                                                  ------------------------------

                             VendingData Corporation
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               (Exact name of Registrant as specified in charter)

                                     Nevada
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                 (State or other jurisdiction of incorporation)

         000-25855                                     91-1696010
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 (Commission File Number)                   (IRS Employee Identification No.)

6830 Spencer Street, Las Vegas, Nevada                                89119
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(Address of principal executive offices)                            (Zip Code)

Registrant's telephone number, including area code  (702) 733-7195
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                             VendingData Corporation
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          (Former name or former address, if changed since last report)
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ITEM 5.  OTHER EVENTS

         VendingData Corporation (the "Company") held its Annual Meeting of Stockholders (the "Annual Meeting") on Friday, December 21, 2001. At the Annual Meeting, the Company's stockholders were asked to: (i) elect the Company's directors; and (ii) transact such other business as may properly come before the Annual Meeting of Stockholders and any adjournments thereof. The affirmative vote of a majority of the outstanding shares of the Company's common stock is required for the election of the Company's directors.

         At the Annual Meeting, there were 38,129,072 shares of the Company's common stock outstanding. The votes of the Company's stockholders were as follows:

     (a) Election of Directors.

                                               VOTES CAST
         NAME OF DIRECTOR      FOR              AGAINST           ABSTAIN
         ----------------      ---              -------           -------
         Steven J. Blad        31,448,787          0              56,100
         Ronald O. Keil        31,462,287          0              42,600

         From the votes cast by the Company's stockholders, the Company's directors were elected by a majority of the outstanding shares of the Company's common stock.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

     (a) Financial Statements of Businesses Acquired.

         Not Applicable.

     (b) Pro Forma Financial Information.

         Not Applicable.

     (c) Exhibits.

         Not Applicable.

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                      VENDINGDATA CORPORATION
                                           (Registrant)



Date:  December 21, 2001              By: /s/ Steven J. Blad
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                                          Steven J. Blad
                                          President and Chief Executive Officer

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